                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                           Fieldworks, Incorporated
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                                [FIELDWORKS LOGO]


April 12, 1999


Dear FieldWorks Shareholder,

         You are cordially invited to attend the Annual Meeting of Shareholders to be held at the Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, Minnesota on Tuesday, May 18, 1999 at 3:00 p.m.

         The Notice of Annual Meeting and the Proxy Statement which follow describe the matters on which action will be taken. During the meeting we will also review current activities and items of general interest about the Company.

         In addition to electing six members of the Board of Directors, you are being asked to approve an increase of 500,000 in the number of shares authorized for issuance under the 1994 Long Term Incentive and Stock Option Plan.

         Stock option grants, which are made under the 1994 Plan, constitute an important incentive for key technical and managerial positions of the Company. Option grants are a significant part of the Company's ability to attract, retain and motivate people whose skills and performance are critical to the Company's success.

         I urge you to review the proxy materials carefully, to vote FOR the director nominees, and to vote FOR the proposal to authorize additional shares under the 1994 Long Term Incentive and Stock Option Plan.


Sincerely,


/s/ DAVID C. MALMBERG
--------------------------
David C. Malmberg
Chairman of the Board



7631 Anagram Drive
Eden Prairie, MN  55344
Phone: (612) 974-7000
Fax: (612) 974-7099

                            FIELDWORKS, INCORPORATED
                               7631 Anagram Drive
                             Eden Prairie, MN 55344

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              Tuesday, May 18, 1999
                                    3:00 p.m.


TO THE SHAREHOLDERS OF FIELDWORKS, INCORPORATED:

         Notice is hereby given that the Annual Meeting of Shareholders of FieldWorks, Incorporated (the "Company") will be held on Tuesday, May 18, 1999, at the Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, Minnesota at 3:00 p.m., Minneapolis, Minnesota time, for the following purposes:

         1.       To elect six members of the Board of Directors

         2. To approve an amendment to the 1994 Long Term Incentive and Stock Option Plan to increase the number of shares issuable thereunder from 2,000,000 to 2,500,000.

         3. To transact such other business as may properly come before the meeting.

         Only holders of record of the Company's Common Stock at the close of business on April 5, 1999 will be entitled to receive notice of and to vote at the meeting or any adjournment thereof.

         You are cordially invited to attend the meeting. Whether or not you plan to be personally present at the meeting, please complete, date and sign the enclosed proxy card and return it promptly in the enclosed envelope. If you later desire to revoke your proxy, you may do so at any time before it is exercised.


                                        BY ORDER OF THE BOARD OF  DIRECTORS

                                        /s/ David C. Malmberg
                                        -----------------------------
                                        David C. Malmberg
                                        Chairman of the Board and
                                        Chief Executive Officer

Eden Prairie, Minnesota
April 12, 1999

                IMPORTANT - PLEASE MAIL YOUR PROXY CARD PROMPTLY
               In order that there may be a proper representation At the meeting, you are urged, whether you own one
             Share or many, to complete, sign and mail your proxy.

                            FIELDWORKS, INCORPORATED
                               7631 Anagram Drive
                             Eden Prairie, MN 55344


                                 PROXY STATEMENT
                         Annual Meeting of Shareholders
                              Tuesday May 18, 1999

         This Proxy Statement is furnished in connection with the solicitation of the enclosed proxy by the Board of Directors of FieldWorks, Incorporated (the "Company") for use at the Annual Meeting of Shareholders to be held on Tuesday May 18, 1999, at 3:00 p.m. Minneapolis time, at the Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, Minnesota, and any adjournments thereof (the "Annual Meeting"). Expenses in connection with the solicitation of proxies will be paid by the Company. Proxies are being solicited by mail and may also be solicited by directors, officers and employees of the Company without additional compensation for such services. This Proxy Statement and form of proxy enclosed are being mailed to shareholders on or about April 12, 1999.

         Those shares of the Company's Common Stock, $.001 par value (the "Common Stock"), represented by proxies in the form solicited will be voted in the manner directed by the holder of such shares, and, if no direction is made, such shares will be voted for the election of the nominees for director named in this Proxy Statement and for the approval of the other proposals discussed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. If a broker returns a "nonvote" proxy, indicating a lack of authority to vote on such matter, then the shares covered by such nonvote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to such matter. Proxies may be revoked at any time before being exercised by delivery to the Secretary of the Company of a written notice of termination of the proxies' authority or a duly executed proxy bearing a later date.

         A copy of the Company's Annual Report for the fiscal year ended January 3, 1999 is being furnished to each shareholder with this proxy statement.

         Only the holders of the Common Stock whose names appeared of record on the Company's books at the close of business on April 5, 1999 will be entitled to vote at the Annual Meeting. At the close of business on such date, a total of 8,871,426 shares of such Common Stock were outstanding, each share being entitled to one vote.

ITEM 1--ELECTION OF DIRECTORS

Nominees

         The Company's Board of Directors currently has six members: Gary J. Beeman, James A. Bernards, Robert W. Heller, David C. Malmberg, Robert C. Szymborski and Richard J. York. Each director serves until such director's successor shall have been elected and shall qualify or until such director's earlier death, resignation, removal or disqualification. The Board of Directors has nominated all six current directors for reelection to the Board of Directors at the Annual Meeting.

         Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect Messrs. Beeman, Bernards, Heller, Malmberg, Szymborski and York. If a shareholder of record returns a proxy withholding authority to vote the proxy with respect to any of the nominees, then the shares of the Common Stock covered by such proxy shall be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such nominee or nominees, but shall not be deemed to have been voted for such nominee or nominees. The election of each nominee requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares of Common Stock present at the Annual Meeting and entitled to vote for the election of directors or (2) 4,435,714 shares of Common Stock which represents a majority of the shares of Common Stock outstanding on the Record Date of April 5, 1999. Cumulative voting is not permitted in the election of directors. In the unlikely event that any of the nominees is not a candidate for election at the Annual Meeting, the persons named in the accompanying form of proxy will vote for such other person or persons as the Board of Directors may designate. The Board of Directors has no reason to believe that any nominee will not be a candidate for election.

         The following information is furnished with respect to each nominee and director:

                                                 Principal occupation and business
      Name            Age                          experience for past five years
      ----            ---                          ------------------------------
Gary J. Beeman        45            Mr.  Beeman was a co-founder  of the Company and has served as its
                                    Vice  Chairman of the Board of  Directors  since March 1998 and as its  Treasurer  and a  member  of the  Board of  Directors  of the
                                    Company  since the  Company's  inception in October  1992. He also served as the Company's  Chairman of the Board of Directors  until
                                    January 1997,  as its President  until April 1997 and as its Chief
                                    Executive Officer until March 1998.

                                                 Principal occupation and business
      Name             Age                          experience for past five years
      ----             ---                          ------------------------------
James A. Bernards      52        Mr.  Bernards has served as a director of the Company  since  January
                                 1999. He is President of  Brightstone  Capital,  Ltd., a venture fund and President of Facilitation,  Inc., a business  consulting services
                                 company.   Mr.  Bernards  was  a  co-founder  and  President  of  the accounting  firm  Stirtz,  Bernards,  & Co.  from  1981 to  1993.  He serves on the boards of  directors  of FSI  International,  Inc.  and
                                 Health  Fitness Inc.  (public  companies)  and several  other private companies.

Robert W. Heller         53      Mr.  Heller has served as a director  of the  Company  since  January
                                 1997 and as the Vice  President  of  Operations  since July 1998.  He
                                 formerly  was  President  and  Chief  Executive   Officer  of  MiTech
                                 Research  &  Development,  Inc.  and has  worked as a  consultant  to
                                 growing    companies    regarding    strategic,    operational    and
                                 international  issues.  From 1977 to 1996,  Mr. Heller held a variety
                                 of  positions,   including  Chief  Executive   Officer,   at  Advance
                                 Circuits,  Inc.,  a  fabricator  of printed  circuit  boards that was acquired  by Johnson  Matthey  Public  Limited  Company in 1995.  Mr.
                                 Heller   is  a  member   of  the   board  of   directors   of  Reuter
                                 Manufacturing,  Inc.  (public  company)  and  several  other  private companies.

David C. Malmberg     56         Mr.  Malmberg has served as Chairman of the Board of Directors  since
                                 January  1997 and as a director of the Company  since  October  1996.
                                 Since  July 1998 he has also  served as Chief  Executive  Officer  of the Company.  Since 1994,  Mr.  Malmberg has been  President of David
                                 C. Malmberg,  Inc., a management  consulting  and private  investment management  firm.  From 1972 to 1994 he served in various  positions, including Vice Chairman,  President and Chief Operating  Officer,  at
                                 National  Computer Systems,  Inc., a provider of information  systems and services to the  educational,  commercial and financial  markets.
                                 Mr.  Malmberg is the  Chairman of the Board of National  City Bank in
                                 Minneapolis,  and serves on the boards of directors of National  City
                                 Bancorporation, Three Five Systems, Inc. and PPT/Vision, Inc.

Robert C. Szymborski   50        Mr.  Szymborski  was a  co-founder  of the  Company and has served as
                                 Executive Vice President, Chief Technical Officer and Secretary and a
                                 member of the board of directors since the Company's inception in
                                 October 1992.

                                                 Principal occupation and business
      Name             Age                          experience for past five years
      ----             ---                          ------------------------------
Richard J. York          55      Mr. York has served as a director of the  Company  since July,  1998.
                                 He was founder and  President of York &  Associates,  Inc., a systems consulting  firm  specializing  in  business  applications  until its merger  with  CIBER,  Inc.,  in early  1999.  Mr.  York is  currently
                                 Branch  Manager  of the  Minneapolis  operations  of CIBER,  Inc.,  a nationwide  provider of system integration  consulting  services.  In
                                 1996,  Mr. York also served as interim Chief  Information  Officer of
                                 Imation  during the  transition  period  while  Imation was  divested from 3M.

The following information is furnished with respect to other non-director executive officers:

Karen L. Engebretson   35       Ms.  Engebretson  has  served  as Chief  Financial  Officer  and Vice
                                President  of Finance  since July 1997.  From May 1994  through  June
                                1997,  she was  Chief  Financial  Officer  and  Controller  at Empak,
                                Inc.  Prior to that time,  Ms.  Engebretson  held various  accounting positions at Honeywell and Alliant Techsystems since 1985.


Meetings

         During the fiscal year ended January 3, 1999, the Board of Directors of the Company held eight meetings. All incumbent directors attended at least 75% of the meetings of the Board during the period they were members, and all incumbent directors attended at least 75% of those meetings of the committees of which they were members.

Committees

         The Board of Directors of the Company has an audit committee which met two times and a compensation committee which met three times during the fiscal year ended January 3, 1999. The audit committee reviews the Company's arrangements with its independent public accountants, the substance of the audits, financial reporting procedures and the internal controls of the Company. The Company's compensation committee determines policy with respect to compensation to executive management, specifically reviews the performance of and establishes the compensation to the Company's Chief Executive Officer, reviews compensation to officers, and administers the Company's stock-based employee benefit plans. Former director George E. Kline, who resigned in January 1999, served as a member of both the Audit and the Compensation Committees during the full fiscal year ended January 3, 1999. Messrs. Heller and Malmberg were members of both committees until their appointment to Vice President of Operations and Chief Executive Officer, respectively, in July 1998. Mr. York has served as a member of both committees since his appointment to the Board of Directors in July 1998. Mr. Bernards also has served on both committees since his appointment to the Board of Directors in January 1999. The Company does not have a nominating or similar committee.

Director Compensation

         The Company does not currently pay any cash directors' fees. The Company may reimburse its outside directors for expenses actually incurred in attending meetings of the Board of Directors.

         Pursuant to the FieldWorks, Incorporated 1996 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"), each director who is not also an officer or employee of the Company automatically receives non-qualified options to purchase shares of Common Stock as follows: 25,000 shares (each an "Initial Grant") at the time of election to the Board of Directors, and 10,000 shares (each an "Annual Grant") at each re-election. All such options have an exercise price equal to the fair market value of a share of Common Stock on the day of grant and expire ten years after the date of grant. Initial Grants vest one third on the date of grant and one third on each of the first and second anniversaries of such date. Annual Grants vest in full six months from the date of grant.


         The Board of Directors recommends that the shareholders elect the nominees named herein as directors of the Company as described above. The persons named in the accompanying proxy intend to vote the proxies held by them in favor of such nominees, unless otherwise directed. If no instruction is given, the accompanying proxy will be voted for such election. The affirmative vote of the greater of (1) a majority of the voting power of the shares of Common Stock present at the Annual Meeting and entitled to vote for the election of directors or (2) 4,435,714 shares of Common Stock is required for the election of each director.

EXECUTIVE COMPENSATION

Report of the Compensation Committee on Executive Compensation

         The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors. In this regard, the role of the Compensation Committee, which is comprised entirely of outside, non-employee directors, is to review and approve salaries and other compensation of the executive officers of the Company on behalf of the Board of Directors and the shareholders. The Committee also oversees the 1994 Long Term Incentive and Stock Option Plan and the Company's other incentive compensation programs.

Compensation Philosophy and Objectives

         The Company is committed to attracting, hiring, motivating and retaining an experienced management team that can successfully develop, manufacture and market the Company's products and services. The Compensation Committee aligns its compensation plan for executive management to the attainment of Company-wide and individual performance objectives. The Committee annually reviews and evaluates the Company's corporate performance, compensation levels and equity ownership of its executive officers. The Committee strives to establish competitive levels of compensation that are consistent with the Company's annual and long-term performance goals, that are appropriate for each officer's scope of responsibility, that recognize individual achievements and that will attract and retain the highest-quality personnel possible. The Committee also strives to provide an incentive to such executives to focus on the Company's strategic goals by aligning their financial interests closely with shareholder interests.

         The Company's compensation program has three primary components: base salary, annual cash incentive compensation and long-term incentive compensation in the form of stock options. The ultimate composition of executive compensation reflects the Company's goals of attracting and retaining highly-qualified personnel and supporting a performance-oriented environment that rewards both corporate and personal long-term performance. In general, stock option grants are used to enhance the competitiveness of compensation packages, to reward exceptional performance and provide incentive for reaching performance goals. The Compensation Committee believes that the use of stock options is important to align the interests of the officers with the interests of the shareholders and as such, the substantial majority of stock options vest in accordance with stock performance.

Base Salary

         Annual base salaries are established as a result of the Committee's analysis of each executive officer's individual performance, the overall performance of the Company, the experience of the executive officer and market comparisons. The Committee also believes that executive salaries must be competitive to attract and retain key individuals. In this regard, salaries for officers are based on experience level and are intended to be competitive with salaries paid to executives in similar positions at other early stage, computer industry companies. By augmenting base salary with equity-based compensation, the Company seeks to attract and retain quality management personnel.

Cash Incentive Compensation

         The Compensation Committee establishes an executive cash bonus plan annually. The bonus plan assigns to each executive, based upon the Committees' determination of the size of bonus appropriate for the position held by the executive, a bonus target based upon Company profitability and the attainment of specific objectives.
There were no annual bonus payments to executive officers for 1998 performance.

Stock Incentive Compensation

         The Committee believes that stock ownership by management and stock-based performance compensation arrangements are beneficial in aligning management and shareholders' interests. Stock options are granted to executives at the time of hire. In determining the number of shares subject to stock option grants, the Committee takes into consideration the job responsibilities, experience and contributions of the individual, as well as recommendations of the Chief Executive Officer, and determines an appropriate amount. The stock options give the holder the right to purchase shares of the Common Stock over a five to seven year period. All of the grants made during fiscal 1998 were made at option prices equal to the fair market value of the Common Stock on the dates of grant. Therefore, the stock options have value only if the stock price appreciates from the value on the date the options were granted. This design is intended to focus executives on the enhancement of long-term shareholder value and to encourage equity ownership in the Company. Options are also subject to vesting provisions directly related to stock price performance. Additional options may be granted from time to time based on individual performance, increased job responsibilities and the prior level of grants.

Stock Option Repricing

         The policy of the Committee historically has been to grant stock options to employees of the company with an exercise price equal to the fair market value of the underlying stock on the date of grant. Accordingly, the stock options provide value to employees who are granted options only when the price of the Company's stock increases above the price on the date of grant.

         On August 7, 1998, a resolution was adopted by the Board of Directors at the recommendation of the Compensation Committee to grant repriced incentive stock options to all non-director employees for all outstanding incentive stock options with an exercise price in excess of $3.00. The options were reissued at an exercise price of $2.3125 which represented the fair market value of the underlying stock on that date. The vesting schedule of all repriced options was changed to provide graduated vesting in accordance with stock price performance with 34% vesting when the Company's stock price sustains an average closing price of $5.00 per share for 40 consecutive days, 33% vesting when the Company's stock price sustains an average closing price of $7.50 per share for 40 consecutive days and 33% vesting when the Company's stock price sustains an average closing price of $10.00 per share for 40 consecutive days.

         The Compensation Committee's action was taken in response to the decline in the market price of the Company's stock during the preceding months which had minimized the incentive value of options with higher exercise prices. The decision to reprice was based upon numerous factors including concern over the loss of employee incentives, the resulting turnover of skilled employees and the negative impact these events could have on the Company's operating results and financial condition. The Compensation Committee determined that the repriced options provided appropriate long-term incentive for employees. However, the Compensation Committee did not replace or reprice outstanding director stock options or non-incentive stock options.

CEO Compensation

         The determination of the Chief Executive Officer's salary, bonus and grants of stock options followed the policies set forth above for all executives' compensation.

         During 1998, Mr. Gary Beeman was Chief Executive Officer until March 18, 1998. Based on the performance of the Company, the Compensation Committee did not increase Mr. Beeman's base salary, grant additional stock options or award an annual cash bonus.

         Mr. Ronald Lewis was named Chief Executive Officer in addition to his role as President of the Company on March 18, 1998. The annual base salary for Mr. Lewis was determined in accordance with his employment agreement, which was entered into in connection with his accepting employment at the Company and was subsequently increased to $150,000 in connection with his appointment to Chief Executive Officer. Mr. Lewis did not receive an annual cash bonus or additional stock options based on the Company's 1998 financial performance.

         Mr. David Malmberg was named Chief Executive Officer on July 8, 1998 upon the resignation of Mr. Lewis. Mr. Malmberg's compensation including annual base salary and stock option grants for 1998 was established at what the Board of Directors believes is below market level based on his agreement with the Board of Directors and the financial condition of the Company. Mr. Malmberg also did not receive an annual cash bonus or receive additional stock options based on the Company's 1998 financial performance.

         Annual compensation is summarized in the following table. Compensation for subsequent years will be determined by the Compensation Committee.


                                         James A. Bernards
                                         Richard J. York

Summary Compensation Table

         The following table sets forth the cash and non-cash compensation for the last three fiscal years awarded to or earned by Gary J. Beeman, Chief Executive Officer through March 1998, Ronald E. Lewis, Chief Executive Officer from March 1998 through June 1998, David C. Malmberg, Chief Executive Officer of the Company from July 1998 to present and Robert C. Szymborski, Vice President of the Company and the only other executive officer whose salary and bonus earned in the fiscal year ended January 3, 1999 exceeded $100,000 for services rendered (the "Named Executive Officers").


                                                                                Long-Term     All Other
                                             Annual Compensation              Compensation  Compensation
                        ----------------------------------------------------  ------------  ------------
     Name                                                            Other
      and                                                           Annual
   Principal             Fiscal                                      Compen-
   Position               Year          Salary         Bonus       sation(1)     Options      Other
   --------               ----          ------         -----       ---------     -------      -----
David C. Malmberg (2)     1998         $30,000      $     0            --         290,000     $    42(3)
Chief Executive Officer   1997              --           --            --              --      30,000(4)

Ronald E. Lewis (5)       1998          77,523          235(6)      4,350              --      75,865(7)
President and Chief       1997          96,923       50,142(8)      3,600         250,000         185(3)
Executive Officer

Gary J. Beeman  (9)       1998         140,000          235(6)      5,400              --       2,997(10)
Vice President            1997         145,385       25,142         5,850              --         185(3)
                          1996         140,000       17,500         5,400          50,000         185(3)

Robert C. Szymborski      1998         140,000          235(6)      5,400              --       2,989(10)
Vice President            1997         145,385       25,142         5,850              --         185(3)
                          1996         140,000       17,500         5,400          50,000         185(3)

----------

(1)      Represents payment of automobile allowance.

(2)      Mr. Malmberg became Chief Executive Officer in July 1998.

(3) Represents premiums paid by the Company on life insurance policies for the benefit of the respective executive officer.

(4) Represents the payments made to Mr. Malmberg based on his 1997 consulting agreement with the Company prior to becoming an employee.

(5) Mr. Lewis joined the Company as President in April 1997 and was named Chief Executive Officer in March 1998. Mr. Lewis resigned in July 1998.

(6) Represents the prorata share of an all-employee bonus for company-wide objectives relating to unit shipments and quality which was paid in 1998.

(7) Represents the severance package paid to Mr. Lewis after his resignation in July 1998.

(8)      Includes $50,000 bonus paid in 1998 for 1997 performance.

(9)      Mr. Beeman was Chief Executive Officer until March 1998.

(10) Represents the 401K Company match and premiums paid by the Company on life insurance policies for the benefit of the respective executive officer.

Stock Options

     The following table sets forth information with respect to options granted to the Named Executive Officers in the fiscal year ended January 3, 1999:

Option Grants in Fiscal Year 1998

                                                                                              Potential Realizable
                                                                                               Value at Assumed
                                                                                                   Annual
                                                                                             Rates of Stock Price
                                          % of Total                                          Appreciation for
                          Options       Options Granted     Exercise                           Option Term (1)
                          Granted        to Employees       Price Per      Expiration     --------------------------
       Name                 (#)             In 1998          ($/Sh)           Date          5%($)           10%($)
        -----------       ----------         -------          ------           ----        ----------       --------
David C. Malmberg        90,000(2)            9.4%            $2.31             8/05/05       $84,730       $197,450
                        200,000(3)           20.9%            $2.31             8/05/05       188,280        438,780
Ronald E. Lewis             --                --                  --              --             --           --
Gary J. Beeman              --                --                  --              --             --           --
Robert C. Szymborski        --                --                  --              --             --           --

----------

(1) The amounts in these columns represent the realizable value of the subject options at the expiration date, without discounting to present value, assuming appreciation in the market value of the Company's common stock from the market price on the date of grant at the rates indicated. The 5% and 10% rates are based on rules of the Securities and Exchange Commission (the "SEC") and do not represent the Company's estimate or projection of the Company's future stock prices. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock and overall stock market conditions. The amounts reflected in this table may not be achieved.

(2)      These options vested and became exercisable on December 31, 1998.

(3) 25% of these options vested on January 1, 1999. These options will vest in full on March 11, 2005 subject to accelerated vesting in cumulative 25% increments based upon the Company's stock performance.


         The following table sets forth information with respect to the exercise of options during fiscal year 1998 and the value of options held by the Named Executive Officers as of January 3, 1999:

Aggregated Option Exercises in Fiscal Year 1998 and Fiscal Year End Option
Values

                                                       Number of Shares                  Value of Unexercised
                                                    Underlying Unexercised              In-the-Money Options
                     Shares                         Options at End of 1998               at End of 1998 (1)
                    Acquired        Value        ---------------------------          --------------------------
     Name          on Exercise     Realized      Exercisable   Unexercisable          Exercisable  Unexercisable
-----------        -----------     ---------     -----------   -------------          -----------  -------------
David C. Malmberg         --         --          235,000         200,000               $70,000        $75,000(2)
Ronald E. Lewis           --         --               --              --                    --             --
Gary J. Beeman            --         --           50,000              --                    --(3)          --
Robert C. Szymborski      --         --           50,000              --                    --(3)          --

----------

(1) Represents the difference between the closing price of the Company's Common Stock as reported on the NASDAQ National Market on December 31, 1998 and the exercise price of the options.

(2) On December 31, 1998, Mr. Malmberg had 95,000 exercisable and 50,000 unexercisable options priced greater than the closing price of the Company's common stock.

(3) On December 31, 1998 the closing price of the Company's common stock was less than the exercise price of the options.

  Long-Term Incentive Plan Awards

         Other than its 1994 Stock Option Plan, the Company does not maintain any long-term incentive plans.

  Employment Agreements

         On September 18, 1997, the Company entered into an employment agreement with Ronald E. Lewis to render services as President. The term of the agreement was one year and commenced April 21, 1997 (date employment began) and automatically renewed for successive one year periods unless either party objected. In connection with this agreement, the Company granted an option to purchase 150,000 shares of Common Stock at an exercise price of $5.25. This option had a term of ten years and would vest 50,000 shares on each of the first, second and third anniversaries of the employment date. The Company also granted an option to purchase 100,000 shares of Common Stock at an exercise price of $5.25 and a term of ten years. This option would vest in full on October 21, 2006, subject to accelerated vesting in cumulative 25% increments upon the satisfaction of certain specified management and performance goals. Base salary compensation under this agreement for the first year was $140,000. Salary for subsequent years was to be determined by the Compensation Committee. Mr. Lewis was eligible to participate in any incentive compensation plans which were established by the Board. Mr. Lewis agreed to not divulge any confidential information or compete, directly or indirectly, with the Company for a period of two years after termination. Under this agreement, salary and benefit continuation upon termination would be for a period of six months.

         In connection with Mr. Lewis' appointment to Chief Executive Officer in March 1998, his base salary compensation was increased to $150,000. Also, salary and benefit continuation upon change of control would be for a period of twelve months.

         There were no other employment agreements with the named executive officers.


Compensation Committee Interlocks and Insider Participation

         Mr. Bernards has served as a member of the Compensation Committee of the Board of Directors since joining the Board of Directors in January 1999. Mr. York has also served as a member of the Compensation Committee since joining the Board of Directors in July 1998.

         Mr. Bernards is president of a limited liability company that is the general partner of certain venture capital limited partnerships (such limited liability company and limited partnerships, collectively called "Brightstone Entities," as more fully described in Note 8 to the table under "Security Ownership of Certain Beneficial Owners and Management"). As such, Mr. Bernards may be deemed to share voting and investment of power for the shares held by the Brightstone Entities. See "Security Ownership of Certain Beneficial Owners and Management."

Shareholder Return

         The graph set forth below compares the cumulative total shareholder return on the Common Stock of the Company since March 20, 1997 (the first date of trading following the Company's initial public offering) with the cumulative total return on the NASDAQ National Market Index and the NASDAQ Computer Index. In each case, the cumulative return is calculated assuming an investment of $100 on March 20, 1997, and reinvestment of all dividends.





                         [FIELDWORKS PREFORMANCE GRAPH]





                         March 20, 1997   January 4, 1998   January 3, 1999
                         --------------   ---------------   ---------------
FieldWorks, Inc.            $100.00            $ 85.42          $ 46.88
NASDAQ Composite Index       100.00             122.39           171.64
NASDAQ Computer Index        100.00             140.00           218.83

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of March 23, 1999 information regarding the ownership of Common Stock by (i) each director/nominee, (ii) each Named Executive Officer, (iii) all directors and executive officers (including the Named Executive Officers) as a group, and (iv) any other shareholder who is known by the Company to own beneficially more than 5% of the outstanding Common Stock. Except as otherwise indicated, the shareholders listed in the table have sole voting and investment power with respect to the shares indicated.

                                                  Shares Beneficially Owned
                                                  -------------------------
   Name and Address of Beneficial Owner             Number(1)      Percent
   ------------------------------------             ---------      -------

Robert C. Szymborski (2)........................     832,916         9.4%
Brightstone Entities (3) .......................     703,334         7.9
Network General Corporation (4) ................     623,077         7.1
Gary J. Beeman (5)..............................     657,152         7.4
David C. Malmberg (6)...........................     238,900         2.6
Robert W. Heller (7)............................     179,500         2.0
James A. Bernards (8)...........................      33,500         *
Richard J. York (9).............................       8,500         *
All executive officers and directors as a
   group (7 persons)............................   1,951,968        20.9
---------------
*  Less than 1%.

(1) Beneficial ownership is determined in accordance with rules of the SEC, and generally includes voting power and/or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days of March 23, 1999 are deemed outstanding for computing the percentage of the person holding such options or warrants but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, the Company believes that the persons named in this table, based on information provided by such persons, have sole voting and investment power with respect to the shares of Common Stock indicated.

(2) Includes 50,000 shares of Common Stock issuable pursuant to currently exercisable options. Mr.Szymborski's address is 7631 Anagram Drive, Eden Prairie, MN 55344.

(3) Includes 160,000 shares of Common Stock held of record by Brightstone IV Partners ("Brightstone IV"); 200,000 shares of Common Stock held of record by Brightstone Fund V Partnership ("Brightstone V"); 100,000 shares of Common Stock held of record by Brightstone Fund VI L.P. ("Brightstone VI"); 83,334 shares of Common Stock held of record by Brightside Fund Limited Partnership ("Brightside"); 50,000 shares of Common Stock held of record by Brightstone Fund VII L.P. ("Brightstone VII"); 30,000 shares of Common Stock issuable upon the exercise of warrants issued to Brightstone Capital Ltd., LLC ("Brightstone Capital"); 20,000 shares of Common Stock issuable upon the exercise of warrants issued to Brightstone Fund VII; 20,000 shares of Common Stock issuable upon the exercise of warrants issued to Brightbridge Fund I L.P. ("Brightbridge," and, together with Brightstone IV, Brightstone V, Brightstone VI, Brightstone VII, Brightbridge and Brightstone Capital, the "Brightstone Entities"); 15,000 shares of Common Stock issuable upon the exercise of warrants issued to Brightstone IV; 15,000 shares of Common Stock issuable upon exercise of warrants issued to Brightstone V; and 10,000 shares of Common Stock issuable upon the exercise of warrants issued to Brightstone VI. Brightstone IV, Brightstone V, Brightstone VI, Brightstone VII, Brightside and Brightbridge are all limited partnerships of which Brightstone Capital is the general partner; Brightstone Capital is a limited liability company of which Mr. Bernards is President. The address of the Brightstone Entities is 7200 Metro Boulevard, Edina, Minnesota 55439. Mr. Bernards disclaims beneficial ownership of these funds.

(4) Includes 46,154 shares of Common Stock issuable upon exercise of warrants. The address of Network General Corporation is 4200 Bohannon Drive, Menlo Park, California 94025.

(5) Includes 50,000 shares of Common Stock issuable pursuant to currently exercisable options. Mr.Beeman's address is 7631 Anagram Drive, Eden Prairie, MN 55344.

(6) Includes 235,000 shares of Common Stock issuable pursuant to currently exercisable options.

(7) Includes 154,500 shares of Common Stock issuable pursuant to currently exercisable options.

(8) Includes 8,500 shares of Common Stock issuable pursuant to currently exercisable options. Also see Note 3.

(9) Includes 8,500 shares of Common Stock issuable pursuant to currently exercisable options.


SECTION 16 REPORTING

         Under federal securities laws, the Company's directors and officers, and any beneficial owner of more than 10% of a class of equity securities of the Company, are required to report their ownership of the Company's equity securities and any changes in such ownership to the SEC and the securities exchange on which the equity securities are registered or traded. Specific due dates for these reports have been established by the SEC, and the Company is required to disclose in this Proxy Statement any delinquent filing of such reports and any failure to file such reports during the fiscal year ended January 3, 1999. Due to his travel schedule, Mr. York was delinquent in filing his initial report of beneficial ownership on Form 3. With such exception and based on information contained in their Forms 3, 4 and 5, all directors, officers and beneficial holders of 10% of the Company's securities timely filed such reports during the fiscal year ended January 3, 1999.

                                   ITEM NO. 2

                PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S
                 1994 LONG-TERM INCENTIVE AND STOCK OPTION PLAN,
                  AS AMENDED TO DATE (THE "PLAN"), TO INCREASE
                         THE NUMBER OF SHARES SUBJECT TO
                      THE PLAN FROM 2,000,000 TO 2,500,000.

         The Board of Directors and the shareholders of the Company authorized and adopted the FieldWorks, Incorporated 1994 Long-Term Incentive and Stock Option Plan (as amended to date, the "Plan") in 1994. The Plan initially authorized the Company to grant options to purchase up to an aggregate of 720,000 shares of Common Stock. At the Annual Meeting held in May 1996, the Company's shareholders approved an amendment increasing the number of shares available under the Plan to 1,100,000 and at the Special meeting held in January 1997, the Company's shareholders approved an amendment increasing the number of shares available under the Plan to 1,500,000. At the 1998 Annual Meeting, the Company's shareholders approved an amendment increasing the number of shares available under the Plan to 2,000,000.

         The purpose of the Plan is to aid the Company in attracting and retaining personnel capable of assuring the future success of the Company, to offer such personnel additional incentives to put forth maximum efforts for the success of the business and to afford them an opportunity to acquire a proprietary interest in the Company through stock options and other long-term incentive awards. Stock options are also a means of rewarding individuals without depleting the cash resources of the Company.

         As of March 23, 1999 the Company had granted options to purchase 1,912,573 shares of Common Stock under the Plan. Therefore, under the terms of the Plan, the Company would be able in the future to grant options to purchase no more than 87,427 additional shares of Common Stock. The Company's management believes that it is important for the growth, cash management and general prosperity of the Company that the Company be able to grant a greater number of options to its employees and other service providers. As a result, on February 9, 1999, the Board of Directors authorized an increase in the number of shares of Common Stock that may be granted under the Plan from 2,000,000 shares to 2,500,000, subject to shareholder approval of such amendment. The closing price of a share of Common Stock as reported by the NASDAQ National Market on March 23, 1999 was $2.1875; based on such price the aggregate market value of the additional shares which may be issued under the Plan pursuant to the proposed amendment was $1,093,750.

         Item No. 2 approves the action of the Board of Directors in amending the Plan to increase the number of shares of Common Stock as to which options may be granted under the Plan. If not approved, the aggregate number of shares of Common Stock available under the Plan will remain 2,000,000.

         The following is a summary of the Plan that is qualified in its entirety by reference to the actual text of the Plan, which will be made available to any shareholder upon request.

         The Plan is administered by the Compensation Committee (the "Committee"), the members of which are appointed by and serve at the pleasure of the Board of Directors. The Plan allows the Board of Directors or the Committee to make awards of stock options to full or part-time employees, non-employee directors, consultants or independent contractors to the Company or one of its subsidiaries or affiliates. The types of awards are more fully described below.

         The aggregate number of shares available for awards, the price of stock options and the number of shares of outstanding awards will be adjusted in the event of changes in the Company's capitalization, including a stock dividend, stock split, or recapitalization.

         Stock options granted under the Plan may be either incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or options that do not qualify as Incentive Stock Options ("Nonqualified Stock Options"). Awards granted under the Plan may be Stock Appreciation Rights ("SARs"), restricted stock awards or performance awards. The Committee sets option exercise prices and terms, provided that the option price for Incentive Stock Options shall not be less than 100% of the fair market value of the shares of Common Stock subject to the Incentive Stock Option at the date of grant.

         The grant of an option is not expected to result in any taxable income for the recipient. The holder of an Incentive Stock Option generally will have no taxable income upon exercising the Incentive Stock Option (except that a liability may arise pursuant to the alternative minimum tax), and the Company will not be entitled to a tax deduction when an Incentive Stock Option is exercised. Upon exercising a Nonqualified Stock Option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of Common Stock acquired on the date of exercise over the exercise price, and the Company will be entitled at that time to a tax deduction for the same amount. The tax consequence to an optionee upon a disposition of shares acquired through the exercise of an option will depend upon how long the shares have been held and upon whether such shares were acquired by exercising an Incentive Stock Option or by exercising a Nonqualified Stock Option. Generally, there will be no tax consequence to the Company in connection with disposition of shares acquired under an option, except that the Company may be entitled to a tax deduction in the case of a disposition of shares acquired under an Incentive Stock Option before the applicable Incentive Stock Option holding periods set forth in the Code have been satisfied.

         Under the Plan, the Committee may permit participants receiving or exercising awards, subject to the discretion of the Committee and as specified by the Committee, to pay (i) by delivering certificates for shares of Common Stock already owned by the optionee or grantee having a fair market value as of the date of grant equal to the full purchase price of the shares, or (ii) by delivering the optionee's or grantee's promissory note, which shall provide for interest at a rate not less than the minimum rate required to avoid the imputation of income, original issue discount or a below-market-rate loan pursuant to the Code, or (iii) a combination of cash, the optionee's or grantee's promissory note and such shares. The optionee's or grantee's promissory note shall be a full recourse liability of the optionee and may, at the discretion of the Committee, be secured by a pledge of the shares being purchased. In addition, in order to assist an optionee or grantee in paying all federal and state taxes to be withheld or collected upon exercise of an option or award which does not qualify as an Incentive Stock Option, the committee, in its absolute discretion and subject to such additional terms and conditions as it may adopt, shall permit the optionee or grantee to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the shares otherwise to be delivered upon exercise of such option or award with a fair market value equal to such taxes.

         The Committee may grant "restoration" options, separately or together with another option, pursuant to which the optionee would be granted a new option when the payment of the exercise price of the option to which such "restoration" option relates is made by the delivery of shares of Common Stock owned by the optionee, which new option would be an option to purchase the number of shares not exceeding the sum of (i) the number of shares of Common Stock tendered as payment upon the exercise of the option to which such "restoration" option relates and (ii) the number of shares of Common Stock, if any, tendered as payment of the exercise of the option to which such "restoration" option relates. The Committee also has the authority, at the time of grant of an option under the Plan or at any time thereafter, to approve tax bonuses to designated optionees or grantees to be paid upon their exercise of options or awards granted. The Committee shall have full authority in its absolute discretion to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment thereafter.

Board of Directors' Recommendation and Vote Required

         The Board of Directors unanimously recommends a vote FOR Item No. 2. Approval of the amendment to the Plan requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares of Common Stock present at the Annual Meeting and entitled to vote for the election of directors or (2) 4,435,714 shares of Common Stock.

         Proxies solicited by the Board of Directors will be voted FOR Item No.
2. unless shareholders specify otherwise on their proxy cards.

INDEPENDENT PUBLIC ACCOUNTANTS

         Arthur Andersen LLP has served as the Company's independent public accountants since 1993 and has been selected to serve as the Company's independent public accountants for the fiscal year ending January 2, 2000. Representatives of Arthur Andersen LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

GENERAL

         The Board of Directors of the Company does not know of any matters other than those described in this Proxy Statement which will be acted upon at the Annual Meeting. In the event that any other matters that are proposed after April 22, 1999 properly come before the meeting calling for a vote of shareholders, the persons named as proxies in the enclosed form of proxy will vote in accordance with their best judgment on such other matters.

SHAREHOLDER PROPOSALS

         Any proposal by a shareholder to be presented at the annual meeting of shareholders to be held in 2000 which the shareholder intends to request be included in the Company's proxy statement must be received at the Company's principal executive offices, 7631 Anagram Drive, Eden Prairie, MN 55344 before December 13, 1999. Any other proposals to be presented at the annual meeting of shareholders to be held in 2000 must be received in writing at the Company's principal executive offices, 7631 Anagram Drive, Eden Prairie, MN 55344 not later than the close of business on the tenth day following the day on which the notice of the meeting was mailed to shareholders. Any such notice must contain the specific information required by the Company's Bylaws, a copy of which will be provided to any shareholder upon written request.


                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ DAVID C. MALMBERG
                                       David C. Malmberg, Chairman of the Board

Dated: April 12, 1999

                            FIELDWORKS, INCORPORATED
                            1994 LONG-TERM INCENTIVE
                                       AND
                                STOCK OPTION PLAN
                           (As proposed to be amended)

Section 1. Purpose of Plan.

         This Plan shall be known as the "FIELDWORKS, INCORPORATED 1994 LONG-TERM INCENTIVE AND STOCK OPTION PLAN" and is hereinafter referred to as the "Plan". The purpose of the Plan is to aid in maintaining and developing personnel capable of assuring the future success of FieldWorks, Incorporated, a Minnesota corporation (the Company"), to offer such personnel additional incentives to put forth maximum efforts for the success of the business, and to afford them an opportunity to acquire a proprietary interest in the Company through stock options and other long-term incentive awards as provided herein. Options granted under this Plan may be either incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986 (the "Code"), or options that do not qualify as Incentive Stock Options. Awards granted under this Plan shall be SARs, restricted stock or performance awards as hereinafter described.

Section 2.  Stock Subject to Plan.

         Subject to the provisions of Section 16 hereof, the stock to be subject to options or other awards under the Plan shall be the Company's authorized common shares, par value $0.01 per share (the "Common Shares"). Such Common Shares may be either authorized but unissued shares, or issued shares which have been reacquired by the Company. Subject to adjustment as provided in Section 16 hereof, the maximum number of shares on which options may be exercised or other awards issued under this Plan shall be 2,500,000 shares. If an option or award under the Plan expires, or for any reason is terminated or unexercised with respect to any shares, such shares shall again be available for options or awards thereafter granted during the term of the Plan.

Section 3.  Administration of Plan.

         (a) The Plan shall be administered by the Board of Directors of the Company or a committee thereof. The members of any such committee shall be appointed by and serve at the pleasure of the Board of Directors. (The group administering the Plan shall hereinafter be referred to as the "Committee".)

         (b) The Committee shall have plenary authority in its discretion, but subject to the express provisions of the Plan: (i) to determine the purchase price of the Common Stock covered by each option or award, (ii) to determine the employees to whom and the time or times at which such options and awards shall be granted and the number of shares to be subject to each, (iii) to determine the form of payment to be made upon the exercise of an SAR or in connection with performance awards, either cash, Common Shares of the Company or a combination thereof, (iv) to determine the terms of exercise of each option and award, (v) to accelerate the time at which all or any part of an option or award may be exercised, (vi) to amend or modify the terms of any option or award with the consent of the optionee, (vii) to interpret the Plan, (viii) to prescribe, amend and rescind rules and regulations relating to the Plan, (ix) to determine the terms and provisions of each option and award agreement under the Plan (which agreements need not be identical), including the designation of those options intended to be Incentive Stock Options, and (x) to make all other determinations necessary or advisable for the administration of the Plan, subject to the exclusive authority of the Board of Directors under Section 17 herein to amend or terminate the Plan. The Committee's determinations on the foregoing matters, unless otherwise disapproved by the Board of Directors of the Company, shall be final and conclusive.

         (c) The Committee shall select one of its members as its Chair and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The grant of an option or award shall be effective only if a written agreement shall have been duly executed and delivered by and on behalf of the Company following such grant. The Committee may appoint a Secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable.

Section 4.  Eligibility and Grant.

         (a) Eligibility. Incentive Stock Options may only be granted under this Plan to any full or part-time employee (which term as used herein includes, but is not limited to, officers and directors who are also employees) of the Company and of its present and future subsidiary corporations within the meaning of
Section 424(f) of the Code (herein called "subsidiaries"). Full or part-time employees, directors who are not employees, consultants or independent contractors to the Company or one of its subsidiaries or affiliates shall be eligible to receive options which do not qualify as Incentive Stock Options and awards. In determining the persons to whom options and awards shall be granted and the number of shares subject to each, the Committee may take into account the nature of services rendered by the respective employees or consultants, their present and potential contributions to the success of the Company and such other factors as the Committee in its discretion shall deem relevant.

         (b) Grant of Additional Options. A person who has been granted an option or award under this Plan may be granted additional options or awards under the Plan if the Committee shall so determine; provided, however, that to the extent the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the Common Shares with respect to which all Incentive Stock Options are exercisable for the first time by an employee during any calendar year (under all plans described in subsection (d) of Section 422 of the Code of his or her employer corporation and its parent and subsidiary corporations) exceeds $100,000, such options shall be treated as options that do not qualify as Incentive Stock Options. Nothing in the Plan or in any agreement thereunder shall confer on any employee any right to continue in the employ of the Company or any of its subsidiaries or affect, in any way, the right of the Company or any of its subsidiaries to terminate his or her employment at any time.

Section 5.  Price.

         The option price for all Incentive Stock Options granted under the Plan shall be determined by the Committee but shall not be less than 100% of the fair market value of the Common Shares at the date of grant of such option. The option price for options granted under the Plan that do not qualify as Incentive Stock Options and, if applicable, the price for all awards shall also be determined by the Committee. For purposes of the preceding sentence and for all other valuation purposes under the Plan, the fair market value of the Common Shares shall be as reasonably determined by the Committee. If on the date of grant of any option or award hereunder the Common Shares are not traded on an established securities market, the Committee shall make a good faith attempt to satisfy the requirements of this Section 5 and in connection therewith shall take such action as it deems necessary or advisable.

Section 6.  Term.

         Each option and award and all rights and obligations thereunder shall expire on the date determined by the Committee and specified in the option or award agreement. The Committee shall be under no duty to provide terms of like duration for options or awards granted under the Plan, but the term of an Incentive Stock Option may not extend more than ten (10) years from the date of grant of such option and the term of options granted under the Plan which do not qualify as Incentive Stock Options may not extend more than fifteen (15) years from the date of granting of such option.

Section 7.  Exercise of Option or Award.

         (a) Exercisability. The Committee shall have full and complete authority to determine whether an option or award will be exercisable in full at any time or from time to time during the term thereof, or to provide for the exercise thereof in such installments, upon the occurrence of such events (such as termination of employment for any reason) and at such times during the term of the option as the Committee may determine and specify in the option or award agreement.

         (b) No Violation of State or Federal Laws. The exercise of any option or award granted hereunder shall only be effective at such time that the sale of Common Shares pursuant to such exercise will not violate any state or federal securities or other laws.

         (c) Method of Exercise. An optionee or grantee electing to exercise an option or award shall give written notice to the Company of such election and of the number of shares subject to such exercise. The full purchase price of such shares shall be tendered with such notice of exercise. Payment shall be made to the Company in cash (including bank check, certified check, personal check, or money order), or, at the discretion of the Committee and as specified by the Committee, (i) by delivering certificates for the Company's Common Shares already owned by the optionee or grantee having a fair market value as of the date of grant equal to the full purchase price of the shares, or (ii) by delivering the optionee's or grantee's promissory note, which shall provide for interest at a rate not less than the minimum rate required to avoid the imputation of income, original issue discount or a below-market-rate loan pursuant to Sections 483, 1274 or 7872 of the Code or any successor provisions thereto, or (iii) a combination of cash, the optionee's or grantee promissory note and such shares. The fair market value of such tendered shares shall be determined as provided in Section 5 herein. The optionee's or grantee's promissory note shall be a full recourse liability of the optionee and may, at the discretion of the Committee, be secured by a pledge of the shares being purchased. Until such person has been issued the shares subject to such exercise, he or she shall possess no rights as a shareholder with respect to such shares.

Section 8.  Restoration Options.

         The Committee may grant "restoration" options, separately or together with another option, pursuant to which, subject to the terms and conditions established by the Committee and any applicable requirements of Rule 16b-3 promulgated under the Exchange Act or any other applicable law, the optionee would be granted a new option when the payment of the exercise price of the option to which such "restoration" option relates is made by the delivery of shares of the Company's Common Shares owned by the optionee, as described in this Section 8, which new option would be an option to purchase the number of shares not exceeding the sum of (a) the number of shares of the Company's Common Shares tendered as payment upon the exercise of the option to which such "restoration" option relates and (b) the number of shares of the Company's Common Shares, if any, tendered as payment of the amount to be withheld under applicable income tax laws in connection with the exercise of the option to which such "restoration" option relates, as described in Section 12 hereof. "Restoration" options may be granted with respect to options previously granted under this Plan or any prior stock option plan of the Company, and may be granted in connection with any option granted under this Plan at the time of such grant. The purchase price of the Common Shares under each such new option, and the other terms and conditions of such option, shall be determined by the Committee, consistent with the provisions of the Plan.

Section 9.  Stock Appreciation Rights.

         (a) Grant. At the time of grant of an option or award under the Plan (or at any other time), the Committee, in its discretion, may grant a Stock Appreciation Right ("SAR") evidenced by an agreement in such form as the Committee shall from time to time approve. Any such SAR may be subject to restrictions on the exercise thereof as may be set forth in the agreement representing such SAR, which agreement shall comply with and be subject to the following terms and conditions and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan.

         (b) Exercise. An SAR shall be exercised by the delivery to the Company of a written notice which shall state that the holder thereof elects to exercise his or her SAR as to the number of shares specified in the notice and which shall further state what portion, if any, of the SAR exercise amount (hereinafter defined) the holder thereof requests is to be paid in cash and what portion, if any, is to be paid in Common Shares of the Company. The Committee promptly shall cause to be paid to such holder the SAR exercise amount either in cash, in Common Shares of the Company, or any combination of cash and shares as the Committee may determine. Such determination may be either in accordance with the request made by the holder of the SAR or in the sole and absolute discretion of the Committee. The SAR exercise amount is the excess of the fair market value of one share of the Company's Common Shares on the date of exercise over the per share exercise price in respect of which the SAR was granted, multiplied by the number of shares as to which the SAR is exercised. For the purposes hereof, the fair market value of the Company's shares shall be determined as provided in
Section 5 herein.

Section 10.  Restricted Stock Awards.

         Awards of Common Shares subject to forfeiture and transfer restrictions may be granted by the Committee. Any restricted stock award shall be evidenced by an agreement in such form as the Committee shall from time to time approve, which agreement shall comply with and be subject to the following terms and conditions and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan:

         (a) Grant of Restricted Stock Awards. Each restricted stock award made under the Plan shall be for such number of Common Shares as shall be determined by the Committee and set forth in the agreement containing the terms of such restricted stock award. Such agreement shall set forth a period of time during which the grantee must remain in the continuous employment of the Company in order for the forfeiture and transfer restrictions to lapse. If the Committee so determines, the restrictions may lapse during such restricted period in installments with respect to specified portions of the shares covered by the restricted stock award. The agreement may also, in the discretion of the Committee, set forth performance or other conditions that will subject the Common Shares to forfeiture and transfer restrictions. The Committee may, at its discretion, waive all or any part of the restrictions applicable to any or all outstanding restricted stock awards.

         (b) Delivery of Common Shares and Restrictions. At the time of a restricted stock award, a certificate representing the number of Common shares awarded thereunder shall be registered in the name of the grantee. Such certificate shall be held by the Company or any custodian appointed by the Company for the account of the grantee subject to the terms and conditions of the Plan, and shall bear such a legend setting forth the restrictions imposed thereon as the Committee, in its discretion, may determine. The grantee shall have all rights of a shareholder with respect to the Common Shares, including the right to receive dividends and the right to vote such shares, subject to the following restrictions: (i) the grantee shall not be entitled to delivery of the stock certificate until the expiration of the restricted period and the fulfillment of any other restrictive conditions set forth in the restricted stock agreement with respect to such Common Shares; (ii) none of the Common Shares may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of during such restricted period or until after the fulfillment of any such other restrictive conditions; and (iii) except as otherwise determined by the Committee, all of the Common Shares shall be forfeited and all rights of the grantee to such Common Shares shall terminate, without further obligation on the part of the Company, unless the grantee remains in the continuous employment of the Company for the entire restricted period in relation to which such Common Shares were granted and unless any other restrictive conditions relating to the restricted stock award are met. Any Common Shares, any other securities of the Company and any other property (except for cash dividends) distributed with respect to the Common Shares subject to restricted stock awards shall be subject to the same restrictions, terms and conditions as such restricted Common Shares.

         (c) Termination of Restrictions. At the end of the restricted period and provided that any other restrictive conditions of the restricted stock award are met, or at such earlier time as otherwise determined by the Committee, all restrictions set forth in the agreement relating to the restricted stock award or in the Plan shall lapse as to the restricted Common Shares subject thereto, and a stock certificate for the appropriate number of Common Shares, free of the restrictions and the restricted stock legend, shall be delivered to the grantee or his or her beneficiary or estate, as the case may be.

Section 11.  Performance Awards.

         The Committee is further authorized to grant performance awards. Subject to the terms of this Plan and any applicable award agreement, a performance award granted under the Plan (i) may be denominated or payable in cash, Common Shares (including, without limitation, restricted stock), other securities, other awards, or other property and (ii) shall confer on the holder thereof rights valued as determined by the Committee, in its discretion, and payable to, or exercisable by, the holder of the Performance awards, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee, in its discretion, shall establish. Subject to the terms of this Plan and any applicable award agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance award granted, and the amount of any payment or transfer to be made by the grantee and by the Company under any Performance award shall be determined by the Committee.

Section 12.  Income Tax Withholding and Tax Bonuses.

         (a) Withholding of Taxes. In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of an optionee or grantee under the Plan, are withheld or collected from such optionee or grantee. In order to assist an optionee or grantee in paying all federal and state taxes to be withheld or collected upon exercise of an option or award which does not qualify as an Incentive Stock Option hereunder, the Committee, in its absolute discretion and subject to such additional terms and conditions as it may adopt, shall permit the optionee or grantee to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the shares otherwise to be delivered upon exercise of such option or award with a fair market value, determined in accordance with Section 5 herein, equal to such taxes or (ii) delivering to the Company

Common Shares other than the shares issuable upon exercise of such option or award with a fair market value, determined in accordance with Section 5, equal to such taxes.

         (b) Tax Bonus. The Committee shall have the authority, at the time of grant of an option under the Plan or at any time thereafter, to approve tax bonuses to designated optionees or grantees to be paid upon their exercise of options or awards granted hereunder. The amount of any such payments shall be determined by the Committee. The Committee shall have full authority in its absolute discretion to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment thereafter.

Section 13.  Additional Restrictions.

         The Committee shall have full and complete authority to determine whether all or any part of the Common Shares of the Company acquired upon exercise of any of the options or awards granted under the Plan shall be subject to restrictions on the transferability thereof or any other restrictions affecting in any manner the optionee's or grantee's rights with respect thereto, but any such restriction shall be contained in the agreement relating to such options or awards.

Section 14.  Ten Percent Shareholder Rule.

         Notwithstanding any other provision in the Plan, if at the time an option is otherwise to be granted pursuant to the Plan the optionee owns directly or indirectly (within the meaning of Section 424(d) of the Code) Common Shares of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations, if any (within the meaning of Section 422(b)(6) of the Code), then any Incentive Stock Option to be granted to such optionee pursuant to the Plan shall satisfy the requirements of Section 422(c)(5) of the Code, and the option price shall be not less than 110% of the fair market value of the Common Shares of the Company determined as described herein, and such option by its terms shall not be exercisable after the expiration of five (5) years from the date such option is granted.

Section 15.  Non-Transferability.

         No option or award granted under the Plan shall be transferable by an optionee or grantee, otherwise than by will or the laws of descent or distribution. Except as otherwise provided in an option or award agreement, during the lifetime of an optionee or grantee, the option shall be exercisable only by such optionee or grantee.



Section 16.  Dilution or Other Adjustments.

         If there shall be any change in the Common Shares through merger, consolidation, reorganization, recapitalization, dividend in the form of stock (of whatever amount), stock split or other change in the corporate structure, appropriate adjustments in the Plan and outstanding options and awards shall be made by the Committee. In the event of any such changes, adjustments shall include, where appropriate, changes in the aggregate number of shares subject to the Plan, the number of shares and the price per share subject to outstanding options and awards and the amount payable upon exercise of outstanding awards, in order to prevent dilution or enlargement of option or award rights.

Section 17.  Amendment or Discontinuance of Plan.

         The Board of Directors may amend or discontinue the Plan at any time. Subject to the provisions of Section 16 no amendment of the Plan, however, shall be without shareholder approval: (i) increase the maximum number of shares under the Plan as provided in Section 2 herein, (ii) decrease the minimum price provided in Section 5 herein, (iii) extend the maximum term under Section 6, or
(iv) modify the eligibility requirements for participation in the Plan. The Board of Directors shall not alter or impair any option or award theretofore granted under the Plan without the consent of the holder of the option.

Section 18.  Time of Granting.

         Nothing contained in the Plan or in any resolution adopted or to be adopted by the Board of Directors or by the shareholders of the Company, and no action taken by the Committee or the Board of Directors (other than the execution and delivery of an option or award agreement), shall constitute the granting of an option or award hereunder.

Section 19.  Effective Date and Termination of Plan.

         (a) The Plan was approved by the Board of Directors on March 23, 1994, and shall be approved by the shareholders of the Company within twelve (12) months thereof.

         (b) Unless the Plan shall have been discontinued as provided in Section 16 hereof, the Plan shall terminate March 23, 2004. No option or award may be granted after such termination, but termination of the Plan shall not, without the consent of the optionee or grantee, alter or impair any rights or obligations under any option or award theretofore granted.

Please mark, sign and date your proxy card and return it in the postage-paid envelope provided.

                           -- Please detach here --

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -


         The Board of Directors Recommends a Vote FOR Items 1, 2 and 3.

1.Election of directors:                [_] Vote   [_] Vote
            01 Gary J. Beeman               FOR       WITHHELD
            02 James A. Bernards            all       from all
            03 Robert W. Heller           nominees    nominees
            04 David C. Malmberg
            05 Robert C. Szymborski
            06 Richard J. York


(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2. Proposal to approve an amendment     [_] For  [_] Against [_] Abstain
   to the Company's 1994 Long-Term
   Incentive and Stock Option Plan
   (the "Plan") increasing the
   number of shares subject to the
   plan from 2,000,000 to
   2,500,000.

3. In their discretion, the Proxies     [_] For  [_] Against [_] Abstain
   are authorized to vote upon such
   other business as may properly come
   before the Annual Meeting of
   Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF
NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH ITEM.

                                                          Date ______________

Address Change? Mark Box [_] Indicate changes below:


                                        --------------------------------------


                                        --------------------------------------

                                        Signature(s) in Box Please sign exactly
                                        as your name(s) appear on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corpora-tions should provide full name of corpora-tion and title of au-thorized officer sign-ing the Proxy.

                            FIELDWORKS, INCORPORATED

                                 ANNUAL MEETING

                              Tuesday May 18, 1999
                             3:00 p.m. Central Time

                        Minneapolis Marriott, Southwest
                               5801 Opus Parkway
                             Minnetonka, Minnesota


FIELDWORKS, INCORPORATED
7631 Anagram Drive, Eden Prairie, MN 55344                                 Proxy

--------------------------------------------------------------------------------

          This Proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints David C. Malmberg and Karen L. Engebretson, and each of them, with full power to appoint a substitute, to vote all shares the undersigned is entitled to vote at the Annual Meeting of Shareholders of FieldWorks, Incorporated to be held on May 18, 1999, and at all adjournments thereof, as specified below on the matters referred to, and, in their discretion, upon any other matters which may be brought before the meeting:

If no choice is specified, the proxy will be voted "FOR" each item.

                      See reverse for voting instructions.